Property, Equipment and Software, net (Tables)	12 Months Ended
Dec. 31, 2023
Property, Equipment and Software, net
Summary of property, equipment and software, net

	As of December 31,
	2022	2023
	US$	US$
Cost:
Leasehold improvements	3,389	3,568
Computers and electronic equipment	7,513	7,273
Office equipment	229	307
Software	726	834
Construction in progress	59	—
Total cost	11,916	11,982
Less: Accumulated depreciation and amortization	(8,089)	(9,393)
Total property, equipment and software, net	3,827	2,589